Exhibit 99.2

FINAL TRANSCRIPT

Thomson StreetEvents℠

Conference Call Transcript

Event Date/Time: Oct. 31. 2007 / 2:00PM PT

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FINAL TRANSCRIPT
Oct. 31. 2007 / 2:00PM PT, ASPV - Q3 2007 ASPREVA PHARMACEUTICALS CORP Earnings Conference Call

CORPORATE PARTICIPANTS

 Sage Baker
 ASPREVA PHARMACEUTICALS CORP - VP Investor Relations and Corp. Communications

 Bill Freytag
 ASPREVA PHARMACEUTICALS CORP - Chairman and CEO

 Bruce Cousins
 ASPREVA PHARMACEUTICALS CORP - CFO

CONFERENCE CALL PARTICIPANTS

 Han Li
 Stanford Group - Analyst

 Henry Casryia
 Alpine Associates - Analyst

 PRESENTATION

Operator

 Welcome to the Aspreva Pharmaceuticals 2007 third quarter earnings conference call. I would now like to turn the conference over to Sage Baker, Vice President Investor Relations and Corporate Communications. Sage, please go ahead.

 Sage Baker - ASPREVA PHARMACEUTICALS CORP - VP Investor Relations and Corp. Communications

 Thank you. Thank you for joining us today to review Aspreva Pharmaceuticals third quarter financial results. Hosting today's conference call are Dr. Bill Freytag, our Chairman and CEO, and Bruce Cousins, our Executive Vice President and Chief Financial Officer. In today's call, Bill will give a brief introduction to the call and Bruce will then discuss the financial results from the third quarter 2007. Finally, we'll open the teleconference for your questions. If you have not received a copy of the Aspreva's earnings release issued earlier this afternoon, you can obtain a copy of the earnings release from the news section of our web site at www.aspreva.com. If this option is unavailable to you, please call 250-744-2488 and ask that a copy be faxed or E-mailed to you.

Before I begin, I'd like to point out that there are a number of statements that will be made in this conference call that constitutes forward-looking statements with Aspreva within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information under applicable Canadian Securities Legislations. Forward-looking statements and information are current predictions only which are based on certain assumptions. The forward-looking statements and information discussed in this conference call include but are not limited to those with respect to our future profits, product revenues, future operations and plans, the amounts and timing of expenditures to complete clinical trials, the completion dates for clinical trials, the portention acquisition of Aspreva by Galenica Group and all cash transactions valid at $26 per share, a special meeting of the Aspreva shareholders consider the plan of arrangement with Galenica, and the approval of an of arrangement by Aspreva shareholders in Canada's legal and regulatory authority.

The forward-looking statements and information discussed in this conference call are based on certain assumptions which include but are not limited to our ability to demonstrate the safety and efficacy of our drug candidate on a timely basis or at all, our ability to obtain neccessary regulatory approvals on timely basis or at all, our ability to obtain and protect patents and other intellectual property rights, our ability to operate without infringing on the intellectual property rights of others, our ability to comply with the applicable governmental regulations and standards, our ability to successfully attract and retain skilled and experienced personnel, Galenica's ability to finance its acquisition of Aspreva at $26 per share, and the ability of Aspreva and Galenica to satisfy all of the closing conditions and obtain all court and regulatory approvals necessary to complete the plan of arrangements. Other risks, uncertainties and factors that we believe could cause actual results or events to differ materially from the forward-looking statements and information made in this conference call are described in today's press release and in our filings with the Securities and Exchange Commission and the Securities Regulatory Authorities in Canada. In addition, there may be other factors that cause actual results or events to differ from those expressed or implied in the forward-looking statements or information. All forward-looking statements or information are based on expectations and we do not assume any obligation to update such statements or information to reflect latter events or developments or changes in our plan except where required by law.

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FINAL TRANSCRIPT
Oct. 31. 2007 / 2:00PM PT, ASPV - Q3 2007 ASPREVA PHARMACEUTICALS CORP Earnings Conference Call

This conference call contains time-sensitive information and speaks only as of the date of the live broadcast, October 31, 2007. Aspreva undertakes no obligation to revise or update any statements to reflect future events or developments, new information or circumstances after the date of this call. I'd like to remind our listeners that unless otherwise noted, all figures discussed during this conference call are in U.S. dollars and that our financial at statements were prepared in accordance with U.S. GAAP. Now, I'd like to turn the call over to Bill Freytag, Aspreva's Chairman and CEO. Bill -

 Bill Freytag - ASPREVA PHARMACEUTICALS CORP - Chairman and CEO

 Thank you, Sage. Welcome everyone and thank you for joining us for Aspreva's third quarter earnings conference call. First of all, I am pleased to report that the third quarter of this year we achieved another strong set of financial results with revenues of $62.3 million, a 10th consecutive quarter of profitability, and we ended the quarter with $353.2 million of cash and securities on our balance sheet. In a moment, Bruce will provide more detail on our financial results. As you all know, the last few months have been very busy and eventful for the company. Undoubtedly, for shareholders and employees, the most significant news was that Aspreva entered into an combination agreement with Galenica. Under this agreement, Galenica through a wholly owned Canadian subsidiary, will acquire all of Aspreva's outstanding shares, a price of $26 per share in cash. This transaction was unanimously approved by the board of directors on October 17, and we now are undertaking the process seeking sharehold, court and regulatory approvals for this agreement.

I would like to remind you that further information regarding the transaction will be contained in a proxy circular that we expect to mail to holders of common shares in connection with a special meeting of shareholders to vote on the transaction. It is expected that these materials will be mailed in November for a meeting to be held in December of 2007. We will be issuing a press release to announce the final date of the shareholder meeting once it is confirmed. All shareholders are urged to read carefully the proxy circular once it is available and vote your shares. Now, Bruce Cousins will discuss our financial results for the quarter. Bruce?

 Bruce Cousins - ASPREVA PHARMACEUTICALS CORP - CFO

 Thank you, Bill. As Bill mentioned, this has been another strong quarter for Aspreva. In the third quarter ending September 30, 2007, we recorded total royalty revenue for the development of CellCept in autoimmune indication of $62.3 million compared to $47.9 million in the third quarter of 2006, and compared to $63.8 million reported in the second quarter of 2007. As we head into the fourth quarter, Aspreva is reaffirming our previously disclosed 2007 guidance for revenue in excess of $245 million. Today, we are pleased to report our 10th consecutive quarter of profitability. Third quarter net income was $23.3 million, or $0.65 per diluted share, versus net income of 25.4 million, or $0.71 per fully diluted share, in the third quarter of 2006 and 38.1 million, or $1.08 per share, in the second quarter 2007. The drop in net income in this quarter was due to a previously announced $20 million one-time payment made to Roche to reimburse Roche for pre-market activities undertaken for CellCept and to contribute to clinical work in autoimmune disease.

Also included in third quarter 2007 net income is the effective accounting for stock-based comp. FAZ 123 R charges were approximately $1 million for the third quarter 2007, 2.8 million in the third quarter 2006. In addition to our positive revenue and income results, we also achieved positive cash flow in the quarter. Net cash flow from operating activities was $26.6 million in the third quarter compared with net cash from operating activities of 35.1 million in the same quarter of 2006. Net cash flow for the quarter was also impacted by the $20 million one-time payment to Roche mentioned earlier. As of December 30, 2007, Aspreva had cash and marketable securities of $353.2 million, compared to 323.9 million at June 30, 2007, and 259.9 million ending December 2006. With the exemption of capital leases, the company remains essentially debt-free.

Research and development expenses in the third quarter of 2007 were $8.9 million compared to $12.4 million in the third quarter 2006 and $15.5 million in the second quarter 2007. Our R&D expenses continue to reflect the wind-down of the induction phase of our lupus nephritis trial in addition the ongoing activities in the maintenance phase of the lupus nephritis trial, and the continuance of our pemphigus vulgaris trial. Business development expenses also contributed to R&D expense for the quarter. Marketing, general and administrative expenses in the third quarter 2007 were $11.2 million compared to $10 million in the third quarter 2006, and $9.2 million dollars in the second quarter 2007.

Marketing, general and administrative expenses were incurred in support of finance, medical affairs, commercialization, information technology and human resources in support of global operations. The increase in marketing, general and administrative expenses compared to last quarter is partially attributed to charges associated with our restructuring announced in July and substantially completed by the end of the third quarter. As expected, Aspreva ended the third quarter with a strong balance sheet, continued positive cash flow, and benefit of a competitive global tax rate. Now, Bill, Sage, Noel and I would be happy to take your questions. Operator -

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FINAL TRANSCRIPT
Oct. 31. 2007 / 2:00PM PT, ASPV - Q3 2007 ASPREVA PHARMACEUTICALS CORP Earnings Conference Call

 QUESTION AND ANSWER

Operator

 (OPERATORS INSTRUCTIONS) Your first question comes from the line of Mr. Han Li from Stanford group. Please proceed.

 Han Li - Stanford Group - Analyst

 Yes. Questions on the recent Dear Doctor letter from Roche on CellCept warning of pregnancy risk. Can you comment on that and see whether that will impact the sales of label use in (inaudible), which is predominantly women?

 Bill Freytag - ASPREVA PHARMACEUTICALS CORP - Chairman and CEO

 This is Bill Freytag. I'll address part of the question. Perhaps Noel can help me. The answer to your question is we don't think it will have any significant impact on the utility of CellCept for a couple of reasons. First and foremost, the drug was used - was contraindicated in pregnant - in pregnant women primarily because of a number of potential adverse effects of the drug. It also already has a black-box warning, as you know, for a number of other contraindications and basically, based on some observations made in the clinic over the years in the use of CellCept, they have escalated the warning to a Class D and put it in the black box. But it's pretty well known, particularly in lupus, in severe lupus, patients with lupus nephritis, that pregnancy itself is contraindicated in the disease. So it's fairly unlikely that it will have any impact on the use of the drug. All docs that we speak with and interact with are quite aware of the potential side effects, and have generally managed around it and, more importantly, all of our clinical studies in lupus made sure patients who were potentially pregnant or to become pregnant were excluded from the trial.

 Han Li - Stanford Group - Analyst

 Okay. The other question is for Bruce. Can you remind us what this one-time $20 million payment to Roche?

 Bruce Cousins - ASPREVA PHARMACEUTICALS CORP - CFO

 Yes. Han, to remind you, in the third quarter we press released a rest of world agreement that we had struck with Roche that fundamentally was to compense Roche for investments they had laid down on CellCept in the autoimmune category in those territories. The compensation was $20 million. It was pre-market development activities that they had undertaken as well as clinical development activities that they had undertaken specific to the autoimmune space. That agreement was previously announced in the third quarter and, of course, the cash payment that followed. I will remind you that that is a one-time payment and it was to compense for activities already completed by Roche.

 Han Li - Stanford Group - Analyst

 Okay. Thank you. Thank you very much. Best of luck to you all.

 Bruce Cousins - ASPREVA PHARMACEUTICALS CORP - CFO

 Thank you, Han.

Operator

 Your next question comes from the line of Henry [Casryia] from Alpine Associates. Please proceed.

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FINAL TRANSCRIPT
Oct. 31. 2007 / 2:00PM PT, ASPV - Q3 2007 ASPREVA PHARMACEUTICALS CORP Earnings Conference Call

 Henry Casryia - Alpine Associates - Analyst

 Hi, guys. Thanks for your time. This may be overkill, but do you think it will be possible to get a comment from Galenica regarding the one-time payment and the Dear Doctor letter.

 Bill Freytag - ASPREVA PHARMACEUTICALS CORP - Chairman and CEO

 Get a comment from Galenica you say?

 Henry Casryia - Alpine Associates - Analyst

 Yes.

Bill Freytag - ASPREVA PHARMACEUTICALS CORP - Chairman and CEO

 We could ask them, I'm sure. We cannot comment on that.

 Henry Casryia - Alpine Associates - Analyst

 Okay. All right. Well, that was my question. Thanks a lot.

Operator

 (OPERATORS INSTRUCTIONS) At this time there are no further questions. I would like to turn the call over to Bill for closing remarks.

 Bill Freytag - ASPREVA PHARMACEUTICALS CORP - Chairman and CEO

 Well, thank you everyone for taking the time to listen and participate in today's call. We look forward to updating everyone in the coming weeks regarding the progress of our arrangement with Galenica. Thank you very much.

Operator

 Thank you for your participation in today's conference. This concludes the presentation. You may now disconnect. Good day.

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FINAL TRANSCRIPT
Oct. 31. 2007 / 2:00PM PT, ASPV - Q3 2007 ASPREVA PHARMACEUTICALS CORP Earnings Conference Call

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